Exhibit 99.1

Lottery.com, Inc. Announces Efforts Underway to Regain Compliance, Receipt of Staff Delisting Determination from Nasdaq; Intends to Request Hearing

AUSTIN, Texas, March 1, 2023 — (NEWSWIRE) – Lottery.com, Inc. (NASDAQ: LTRY, LTRYW) (“Lottery.com” or “the Company”), today announced that on February 23, 2023, the Company received a determination letter from The Nasdaq Stock Market LLC (the “Staff”) advising the Company that the Staff had determined that the Company had not regained compliance with Nasdaq Listing Rule 5550(a)(2) (the “Rule”) and that the Company was not eligible for a second 180 day period as the Company has not filed its periodic reports with the Securities and Exchange Commission (the “SEC”) and Nasdaq, for the quarters ended June 30, 2022 and September 30, 2022, and as such, it no longer complies with Nasdaq’s Listing Rules for continued listing. Nasdaq also confirmed to the Company in the determination letter that the failure to timely file those periodic reports each serve as separate and an individual basis for delisting.

As previously disclosed, on August 24, 2022, the Staff had notified the Company that the bid price of its common stock had closed at less than $1 per share over the previous 30 consecutive business days, and, as a result, did not comply with the Rule. In accordance with Listing Rule 5810(c)(3)(A), the Company was provided 180 calendar days, or until February 20, 2023, to regain compliance with the Rule, provided that the Company was not able to regain compliance within such period.

As a result of the Staff’s determination, the Company’s common stock and warrants will be delisted from the Nasdaq Global Market and trading of the Company’s securities will be suspended at the opening of business on March 6, 2023, and a Form 25-NSE will be filed with the SEC which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market, unless the Company requests an appeal of this determination no later than 4:00 p.m. Eastern Time on March 2, 2023.

The Company intends to appeal Nasdaq’s determination to a hearings panel (the “Panel”), pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. The Company also intends to request a stay of the trading suspension (which if not granted, will become effective 15 days after the date of the request). Hearings are typically scheduled to occur approximately 30-45 days after the date of the hearing request.

The Panel will review the request for an extended stay and notify the Company of its conclusion as soon as it is practicable. In deciding whether to grant an extended stay, a Panel will consider the Company’s specific circumstances, including the likelihood that the filing(s) can be made within any exception period that could subsequently be granted, the Company’s past compliance history, the reasons for the late filing, corporate events that may occur within the exception period, the Company’s general financial status, and the Company’s disclosures to the market.

At the Panel hearing, the Company intends to present a plan to regain compliance with the Rule and to file the Company’s deficient quarterly reports for the quarters ended June 30, 2022 and September 30, 2022.

There can be no assurance that the Company’s plan will be accepted by the Panel or that, if it is, the Company will be able to regain compliance with the applicable Nasdaq listing requirements, or that a Panel will stay the suspension of the Company’s securities. If the Company’s securities are delisted from Nasdaq, it could be more difficult to buy or sell the Company’s common stock and warrants or to obtain accurate quotations, and the price of the Company’s common stock and warrants could suffer a material decline. Delisting could also impair the Company’s ability to raise capital and/or trigger defaults and penalties under outstanding agreements or securities of the Company.

Mr. Mark Gustavson, the Company’s Chief Executive Officer, added:

“Although there can be no assurance that the Panel will provide us a further extension to comply with Nasdaq’s listing requirements or stay the suspension of the trading of the Company’s securities on Nasdaq, we are working hard to become compliant in our filing obligations.

“Operationally we believe our prospects remain strong, and we believe we have a strategy to take advantage of a number of exciting near term revenue generating opportunities and partnerships, funding permitting.”

About Lottery.com, Inc.

Lottery.com, Inc. plans to regain its position as a leading technology company whose goal is to transform how, where and when lotteries are played. It plans to re-engage mobile and online platforms to enable players and commercial partners located throughout the United States and other countries to remotely purchase safe and legally sanctioned lottery games. The Company is in the process of re-engaging its operations with various counterparties so lottery participants across the world will be able to look to the Company’s website, Lottery.com, for compelling, real-time results on, depending upon circumstances, over 800 lottery games from over 40 countries. Additionally, through WinTogether.org, Lottery.com plans to fundamentally change how non-profit donors are incentivized to action by gamifying charitable giving. In all that it plans to do, Lottery.com’s mission remains the same: an uncompromising passion to innovate, grow a new demographic of enthusiasts, deliver responsible and trusted solutions, and promote community and philanthropic initiatives.

For more information contact: ir@lottery.com, or visit: http://www.lottery.com and Sports.com Twitter

Important Notice Regarding Forward-Looking Statements

This press release contains statements that constitute “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of present or historical fact included in this press release, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, revenue guidance, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Lottery.com cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Lottery.com. In addition, Lottery.com cautions you that the forward-looking statements contained in this press release are subject to unknown risks, uncertainties and other factors, including: (i) the ability of the Company to retain the listing of its common stock and warrants on the Nasdaq Global Market, the outcome of the Panel hearings, the Company’s ability to regain compliance with Nasdaq’s continued listing standards, the Company’s current non-compliance with Nasdaq’s continued listing standards, and the ability of the Company to obtain further extensions from Nasdaq; (ii) the need for additional funding, the availability of and terms of such potential funding, and potential dilution caused thereby and the Company’s ability to continue as a going concern; (iii) the Company’s ability to timely file deficient periodic reports with the Securities and Exchange Commission and to timely restate certain financial statements as previously disclosed; (iv) the Company’s ability to restart its operations, hire new employees, and grow its business and operations; (v) the outcome of pending and threatened legal proceedings; (vi) the Company’s lack of effective internal controls over financial reporting, including the remediation of identified material weaknesses in internal control over financial reporting relating to segregation of duties with respect to, and access controls to, its financial record keeping system, and its accounting staffing levels; (vii) the effects of competition on Lottery.com’s future business; (viii) risks related to its dependence on its intellectual property and the risk that technology could have undetected defects or errors; (ix) changes in applicable laws or regulations; (x) risks related to the COVID-19 pandemic or other pandemics and their effect directly on Lottery.com and the economy generally; (xi) risks relating to privacy and data protection laws, privacy or data breaches, or the loss of data; (xii) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors, including, but not limited to raising interest rates and inflation, and ongoing or future global conflicts, like the ongoing conflict between Ukraine and Russia; (xiii) the ability of Lottery.com to achieve its strategic and growth objectives as stated or at all; (xiv) technical problems with our websites, apps and products; and (xv) those factors discussed in the Form 10-Qs and Form 10-Ks filed by Lottery.com, Inc. with the U.S. Securities and Exchange Commission (“SEC”) under the heading “Risk Factors” and the other documents filed, or to be filed, by the Company with the SEC. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. Should one or more of the risks or uncertainties described in this press release materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that Lottery.com has filed and will file from time to time with the SEC. These SEC filings are available publicly on the SEC’s website at www.sec.gov. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Lottery.com Contact: ir@lottery.com

SOURCE: Lottery.com, Inc.